                                                                   EXHIBIT 99.11

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                              HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                            % OF AGGREGATE
                           NUMBER OF  AGGREGATE ORIGINAL  PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
RANGE ($)                    LOANS    PRINCIPAL BALANCE   AS OF CUT-OFF DATE     BALANCE      CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
25,000.01 - 50,000.00           5     $       240,000.00         0.04         $   47,897.62   6.357      54.38            654
50,000.01 - 75,000.00          56     $     3,768,930.00         0.59         $   67,300.44   7.162      83.71            635
75,000.01 - 100,000.00        139     $    12,477,300.00         1.96         $   89,620.05   7.017      82.92            634
100,000.01 - 125,000.00       282     $    31,791,930.00         5.00         $  112,732.81   6.732      81.59            643
125,000.01 - 150,000.00       311     $    43,054,120.00         6.78         $  138,434.13   6.554      81.16            647
150,000.01 - 175,000.00       241     $    39,052,920.00         6.15         $  162,031.39   6.511      80.55            648
175,000.01 - 200,000.00       245     $    46,153,950.00         7.27         $  188,376.56   6.460      80.81            650
200,000.01 - 225,000.00       218     $    46,539,810.00         7.33         $  213,474.11   6.491      80.81            650
225,000.01 - 250,000.00       190     $    45,140,312.00         7.11         $  237,575.27   6.420      80.52            655
250,000.01 - 275,000.00       159     $    41,643,064.00         6.56         $  261,897.41   6.461      80.73            653
275,000.01 - 300,000.00       152     $    43,789,592.00         6.89         $  288,078.97   6.468      80.50            663
300,000.01 - 333,700.00       166     $    52,534,680.00         8.27         $  316,469.81   6.343      79.98            656
333,700.01 - 350,000.00        60     $    20,530,200.00         3.23         $  342,164.82   6.382      79.83            674
350,000.01 - 600,000.00       458     $   194,927,137.00        30.69         $  425,584.05   6.393      80.74            668
600,000.01 - 1,000,000.00      20     $    13,607,050.00         2.14         $  680,352.50   6.189      77.23            678
                            -----     ------------------       ------         -------------   -----      -----            ---
TOTAL:                      2,702     $   635,250,995.00       100.00         $  235,087.25   6.460      80.66            658

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
RANGE ($)                    LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
25,000.01 - 50,000.00           5     $       239,488.11         0.04         $   47,897.62  6.357      54.38             654
50,000.01 - 75,000.00          56     $     3,768,824.70         0.59         $   67,300.44  7.162      83.71             635
75,000.01 - 100,000.00        139     $    12,457,186.84         1.96         $   89,620.05  7.017      82.92             634
100,000.01 - 125,000.00       282     $    31,790,651.42         5.00         $  112,732.81  6.732      81.59             643
125,000.01 - 150,000.00       311     $    43,053,015.45         6.78         $  138,434.13  6.554      81.16             647
150,000.01 - 175,000.00       241     $    39,049,564.16         6.15         $  162,031.39  6.511      80.55             648
175,000.01 - 200,000.00       245     $    46,152,256.29         7.27         $  188,376.56  6.460      80.81             650
200,000.01 - 225,000.00       218     $    46,537,354.95         7.33         $  213,474.11  6.491      80.81             650
225,000.01 - 250,000.00       190     $    45,139,300.89         7.11         $  237,575.27  6.420      80.52             655
250,000.01 - 275,000.00       159     $    41,641,688.97         6.56         $  261,897.41  6.461      80.73             653
275,000.01 - 300,000.00       152     $    43,788,004.01         6.89         $  288,078.97  6.468      80.50             663
300,000.01 - 333,700.00       166     $    52,533,988.13         8.27         $  316,469.81  6.343      79.98             656
333,700.01 - 350,000.00        60     $    20,529,889.48         3.23         $  342,164.82  6.382      79.83             674
350,000.01 - 600,000.00       458     $   194,917,494.40        30.69         $  425,584.05  6.393      80.74             668
600,000.01 - 1,000,000.00      20     $    13,607,050.00         2.14         $  680,352.50  6.189      77.23             678
                            -----     ------------------       ------         -------------  -----      -----             ---
TOTAL:                      2,702     $   635,205,757.80       100.00         $  235,087.25  6.460      80.66             658

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
MORTGAGE RATES (%)           LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------- --------  ----------  ----  -------
5.000 - 5.499                 105     $    29,241,983.38          4.60        $  278,495.08   5.288      79.30            675
5.500 - 5.999                 669     $   171,323,725.50         26.97        $  256,089.28   5.775      79.34            666
6.000 - 6.499                 534     $   125,294,853.92         19.73        $  234,634.56   6.250      80.12            662
6.500 - 6.999                 808     $   195,664,527.07         30.80        $  242,159.07   6.720      80.52            658
7.000 - 7.499                 267     $    52,317,018.81          8.24        $  195,943.89   7.205      82.25            642
7.500 - 7.999                 204     $    43,128,637.90          6.79        $  211,414.89   7.682      83.80            636
8.000 - 8.499                  69     $    11,465,554.34          1.81        $  166,167.45   8.175      86.64            630
8.500 - 8.999                  39     $     5,993,856.88          0.94        $  153,688.64   8.714      91.26            593
9.000 - 9.499                   6     $       626,800.00          0.10        $  104,466.67   9.170      94.64            601
9.500 - 9.999                   1     $       148,800.00          0.02        $  148,800.00   9.750      99.98            603
                            -----     ------------------        ------        -------------   -----      -----            ---
TOTAL:                      2,702     $   635,205,757.80        100.00        $  235,087.25   6.460      80.66            658

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
ORIGINAL TERM (MOS)          LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
241 - 360                    2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460     80.66             658
                             -----    ------------------       ------         ------------    -----     -----             ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460     80.66             658

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
REMAINING TERM (MOS)         LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
301 - 360                    2,702    $   635,205,757.80        100.00        $ 235,087.25    6.460     80.66             658
                             -----    ------------------        ------        ------------    -----     -----             ---
TOTAL:                       2,702    $   635,205,757.80        100.00        $ 235,087.25    6.460     80.66             658

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
MORTGAGE INSURANCE           LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
NO                           2,702    $   635,205,757.80        10000%        $ 235,087.25    6.460     80.66             658
                             -----    ------------------       ------         ------------    -----     -----             ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460     80.66             658

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
LIEN                         LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
1                            2,702    $   635,205,757.80        10000%        $ 235,087.25    6.460     80.66             658
                             -----    ------------------       ------         ------------    -----     -----             ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460     80.66             658

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
SEASONING (MOS)              LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
0                               94    $    20,705,331.47          326%        $ 220,269.48    6.828     81.96             655
1                            1,071    $   252,839,385.55         3980%        $ 236,077.86    6.492     80.72             656
2                              369    $    84,043,062.22         1323%        $ 227,758.98    6.110     80.29             657
3                              611    $   145,672,633.83         2293%        $ 238,416.75    6.426     80.47             657
4                               88    $    20,903,118.17          329%        $ 237,535.43    6.529     80.39             657
5                              432    $   101,590,498.20         1599%        $ 235,163.19    6.593     80.80             664
6                               24    $     5,674,917.46           89%        $ 236,454.89    6.640     81.77             654
7                               11    $     3,546,160.90           56%        $ 322,378.26    7.034     80.09             664
8                                2    $       230,650.00            4%        $ 115,325.00    7.933     95.00             719
                             -----    ------------------       ------         ------------    -----     -----             ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460     80.66             658

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
COMBINED LTVS                LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
0.01 - 25.00                     1    $        49,656.75         0.01         $  49,656.75     6.750    14.45             685
25.01 - 30.00                    1    $       120,000.00         0.02         $ 120,000.00     5.750    30.00             639
35.01 - 40.00                    2    $       457,000.00         0.07         $ 228,500.00     6.217    39.74             637
40.01 - 45.00                    4    $       877,000.00         0.14         $ 219,250.00     6.907    42.82             626
45.01 - 50.00                    9    $     1,635,623.61         0.26         $ 181,735.96     6.773    48.33             573
50.01 - 55.00                   10    $     2,433,000.00         0.38         $ 243,300.00     6.608    53.06             611
55.01 - 60.00                   18    $     2,985,825.50         0.47         $ 165,879.19     7.020    58.87             629
60.01 - 65.00                   17    $     3,971,140.17         0.63         $ 233,596.48     6.426    62.81             605
65.01 - 70.00                   50    $    12,871,267.14         2.03         $ 257,425.34     6.474    68.77             628
70.01 - 75.00                   93    $    26,807,823.53         4.22         $ 288,256.17     6.495    74.40             639
75.01 - 80.00                2,043    $   485,784,644.23        76.48         $ 237,780.05     6.315    79.92             664
80.01 - 85.00                  100    $    24,829,284.19         3.91         $ 248,292.84     6.962    84.27             628
85.01 - 90.00                  174    $    37,516,565.14         5.91         $ 215,612.44     7.183    89.79             647
90.01 - 95.00                   85    $    19,383,671.15         3.05         $ 228,043.19     6.827    94.47             647
95.01 - 100.00                  95    $    15,483,256.39         2.44         $ 162,981.65     7.732    99.86             645
                             -----    ------------------       ------         ------------     -----    -----             ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25     6.460    80.66             658

OWNER OCCUPANCY OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
OWNER OCCUPANCY              LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
OWNER                        2,579    $   610,035,190.68        96.04         $ 236,539.43     6.430    80.54             657
INVESTMENT                     108    $    21,677,295.24         3.41         $ 200,715.70     7.153    83.81             678
SECOND HOME                     15    $     3,493,271.88         0.55         $ 232,884.79     7.288    81.34             682
                             -----    ------------------       ------         ------------     -----    -----             ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25     6.460    80.66             658

PROPERTY TYPE OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
PROPERTY TYPES               LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
SINGLE FAMILY                2,188    $   505,558,796.18        79.59         $ 231,059.78    6.468      80.91            657
CONDO                          230    $    52,244,007.51         8.22         $ 227,147.86    6.453      80.13            662
PUD                            193    $    50,442,600.38         7.94         $ 261,360.62    6.316      78.89            654
2-4 FAMILY                      91    $    26,960,353.73         4.24         $ 296,267.62    6.589      80.37            680
                             -----    ------------------       ------         ------------    -----      -----            ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460      80.66            658

LOAN PURPOSE OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
LOAN PURPOSE                 LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
CASH OUT                       730    $   170,772,283.80         26.88        $ 233,934.64    6.566      80.59            634
PURCHASE                     1,896    $   450,319,255.14         70.89        $ 237,510.16    6.407      80.68            668
RATE/TERM REFI                  76    $    14,114,218.86          2.22        $ 185,713.41    6.844      80.87            625
                             -----    ------------------        ------        ------------    -----      -----            ---
TOTAL:                       2,702    $   635,205,757.80        100.00        $ 235,087.25    6.460      80.66            658

DOCUMENT TYPE OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
DOCUMENT TYPE                LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
FULL                         1,692    $   360,341,767.95        56.73         $ 212,967.95    6.322      81.14            643
NO INCOME VERIFICATION         640    $   176,153,792.33        27.73         $ 275,240.30    6.818      79.44            695
FULL-BANK STATEMENTS           320    $    85,054,437.05        13.39         $ 265,795.12    6.346      81.13            642
LIMITED INCOME                  50    $    13,655,760.47         2.15         $ 273,115.21    6.170      80.78            666
                             -----    ------------------       ------         ------------    -----      -----            ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460      80.66            658

PRODUCT TYPE OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
PRODUCT TYPE                 LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
2/28 ARM 60 MONTH IO         2,160    $   523,966,480.65         82.49        $ 242,577.07    6.488      80.62            657
3/27 ARM 60 MONTH IO           331    $    63,757,095.82         10.04        $ 192,619.62    6.311      81.62            657
5/25 ARM 60 MONTH IO           205    $    46,719,381.33          7.35        $ 227,899.42    6.336      79.78            664
30 YEAR FIXED 120 MONTH          6    $       762,800.00          0.12        $ 127,133.33    7.174      79.58            630
                             -----    ------------------        ------        ------------    -----      -----            ---
TOTAL:                       2,702    $   635,205,757.80        100.00        $ 235,087.25    6.460      80.66            658

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
STATE                        LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
CALIFORNIA                   1,333    $   410,148,224.17        64.57         $ 307,688.09    6.392      79.63            665
WASHINGTON                     271    $    53,082,477.59         8.36         $ 195,876.30    6.401      81.63            650
COLORADO                       266    $    47,020,935.32         7.40         $ 176,770.43    6.237      80.69            645
OTHER                          832    $   124,954,120.72        19.67         $ 150,185.24    6.791      83.61            642
                             -----    ------------------       ------         ------------    -----      -----            ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460      80.66            658

PREPAY PENALTY FOR MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
PREPAY PENALTY               LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
HAS PREPAY PENALTY           2,493    $   594,932,335.62        93.66         $ 238,641.13    6.430      80.56            658
NONE                           209    $    40,273,422.18         6.34         $ 192,695.80    6.903      82.13            647
                             -----    ------------------       ------         ------------    -----      -----            ---
TOTAL:                       2,702    $   635,205,757.80       100.00         $ 235,087.25    6.460      80.66            658

PREPAY TERM FOR MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
PREPAY TERM                  LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
12                             132    $    38,670,204.26          6.09        $ 292,956.09    6.442      79.62            663
24                           1,742    $   426,386,495.68         67.13        $ 244,768.37    6.456      80.41            659
30                             577    $   119,271,759.44         18.78        $ 206,710.16    6.341      81.46            655
36                              42    $    10,603,876.24          1.67        $ 252,473.24    6.330      80.13            670
NO PREPAY PENALTY              209    $    40,273,422.18          6.34        $ 192,695.80    6.903      82.13            647
                             -----    ------------------        ------        ------------    -----      -----            ---
TOTAL:                       2,702    $   635,205,757.80        100.00        $ 235,087.25    6.460      80.66            658

FICO SCORES OF MORTGAGE LOANS

                                          AGGREGATE        % OF AGGREGATE
                           NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE   AVG CURRENT   WA GROSS
FICO SCORES                  LOANS    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-------------------------  ---------  ------------------  ------------------  ------------  --------  ----------  ----  -------
520 TO 539                      3     $       696,900.00          0.11        $ 232,300.00    7.257      77.75            534
540 TO 559                     54     $    10,983,250.00          1.73        $ 203,393.52    7.561      74.55            549
560 TO 579                     78     $    16,476,592.32          2.59        $ 211,238.36    7.356      77.73            568
580 TO 599                    172     $    33,622,828.45          5.29        $ 195,481.56    6.978      80.06            589
600 TO 619                    433     $    90,965,464.33         14.32        $ 210,081.90    6.409      81.23            609
620 TO 639                    371     $    83,014,085.60         13.07        $ 223,757.64    6.342      81.35            629
640 TO 659                    473     $   111,666,015.94         17.58        $ 236,080.37    6.433      81.10            649
660 TO 679                    377     $    90,357,243.57         14.22        $ 239,674.39    6.415      80.78            669
680 TO 699                    259     $    64,820,807.64         10.20        $ 250,273.39    6.374      80.44            689
700 TO 719                    201     $    56,591,026.06          8.91        $ 281,547.39    6.329      80.50            709
720 TO 739                    117     $    31,011,295.95          4.88        $ 265,053.81    6.339      80.32            729
740 TO 759                     76     $    19,915,494.93          3.14        $ 262,045.99    6.326      80.12            749
760 TO 779                     53     $    16,122,793.78          2.54        $ 304,203.66    6.312      81.04            767
780 TO 799                     26     $     6,911,559.23          1.09        $ 265,829.20    6.273      82.17            788
800 TO 819                      9     $     2,050,400.00          0.32        $ 227,822.22    6.337      78.52            807
                            -----     ------------------        ------        ------------    -----      -----            ---
TOTAL:                      2,702     $   635,205,757.80        100.00        $ 235,087.25    6.460      80.66            658